SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 23, 2003


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)                    (Commission File Number)   (I.R.S. Employer Identification No.)


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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On April 22, 2003, Buckeye Technologies Inc. (the "Company") issued a press release regarding its results of operations for the quarter ended March 31, 2003, including an income statement for that quarter, a consolidated balance sheet as of March 31, 2003 and supplemental financial data. In addition, on April 23, 2003, the Company will hold a teleconference at 9:30 a.m. Central to discuss the third quarter results. The teleconference can be accessed via the website www.streetevents.com, the Company's website homepage at www.bkitech.com or via telephone at (800) 888-5452 within the United States or (719) 867-0660 for international callers.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                                 BUCKEYE TECHNOLOGIES INC.



                                 /S/ GAYLE L. POWELSON
                                 ----------------------
                                 Gayle L. Powelson
                                 Senior Vice President, Chief Financial Officer April 23, 2003



                                  EXHIBIT INDEX

Exhibit Number     Exhibit
    99.1           Press release dated April 22, 2003, together with related
                   attachments.